                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                                DECEMBER 13, 2004

                                  EZCORP, INC.

             (Exact name of registrant as specified in its charter)


             DELAWARE                                0-19424                            74-2540145
  (State or other jurisdiction of           (Commission File Number)                 (I.R.S. Employer
          incorporation)                                                           Identification No.)


                1901 CAPITAL PARKWAY
                   AUSTIN, TEXAS                                                  78746
      (Address of principal executive offices)                                 (Zip Code)


               Registrant's telephone number, including area code:

                                 (512) 314-3400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This information set forth under "Item 2.02. Results Of Operations And Financial Condition," including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

On December 13, 2004, EZCORP, Inc. issued a press release announcing its revised results of operations and financial condition for the fiscal year and quarter ended September 30, 2004. A copy of the press release is attached hereto as
Exhibit 99.


ITEM 9.01.  EXHIBITS.


99       Press release dated December 13, 2004, issued by EZCORP, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EZCORP, INC.
                                  (Registrant)



Date: December 13, 2004                   By:  /s/ Daniel N. Tonissen
                                             ----------------------------------
                                             (Signature)
                                             Senior Vice President, Chief
                                             Financial Officer, and Director

                                  EXHIBIT INDEX

   99       Press release dated December 13, 2004, issued by EZCORP, Inc.